EXHIBIT 10.4


                             THE BANK OF GLEN BURNIE

                          EMPLOYEE STOCK PURCHASE PLAN

1.       PURPOSES
         The purpose of this Plan is to encourage eligible employees of The Bank of Glen Burnie and its subsidiaries to acquire ownership of Common Stock. This Plan is intended to constitute an "Employee Stock Purchase Plan" within the meaning of Section 423 of the Internal Revenue Code.

2.       DEFINITIONS
         The following words or terms used herein have the following meaning:
         (a)      The "Plan" shall mean this Employee Stock Purchase Plan.
         (b)      "Board" shall mean the Board of Directors of The Bank of Glen
                  Burnie.
         (c) "Shares" "Stock" or "Common Stock" shall mean shares of $10.00 par value common stock of The Bank of Glen Burnie.
         (d) The "Committee" shall mean the committee appointed by the Board to administer the Plan.
         (e)      "Employee" shall mean any employee of The Bank of Glen Burnie whose.
         (f) "Option" shall mean the right of an Employee to purchase Common Stock under the Plan.
         (g)      "Date of Grant" shall mean, in respect of any Option, the date on which the Board grants the Option under the Plan.
         (h)      "Date of Exercise" shall mean the date upon which the Employee completes the payment requirement of the Option and is
                  entitled to delivery of the Shares so purchased, which date shall in no event be later than 27 months after the Date of Grant.
         (i) "Option Period" shall mean the period commencing upon the Date of Grant and ending on the Date of Exercise.
         (j)      "Fair Market Value" shall mean a figure equivalent to the
                  but in no event less than   % of year-end book value.
         (k) "Annual Pay" shall mean the Employee's annual compensation for the year immediately preceding the Date of Grant as determined from payroll records.

3.       ELIGIBILITY
         Eligible Employee shall mean any Employee as that term is defined in
         Section 2(e) above who has completed one year or more of employment with The Bank of Glen Burnie on the initial Date of Grant of any Options under the Plan. Each employee who completes one year of employment after the initial Date of Grant shall become an Eligible Employee with respect to any subsequent Grant of Options on the date on which he completes such one year of employment.


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                             THE BANK OF GLEN BURNIE

                          EMPLOYEE STOCK PURCHASE PLAN
                                   (Continued)

4.       STOCK
         The Stock subject to the Options shall be shares of The Bank of Glen Burnie authorized but unissued ($10.00 par value per share). The aggregate number of Shares which may be issued under Options shall not exceed shares of such Common Stock; (except for adjustments under Section 5). Shares optioned and not accepted, or if accepted, not purchased, shall continue to be available for inclusion in any subsequent Options that may be granted under the Plan.

5.       GRANT OF OPTIONS
         The Board shall grant to Eligible Employees Options to purchase such numbers of Shares and at such time or times as it shall determine, subject to the limitations of Section 3 and 4 and subject to the following additional limitations.
         (a) All Eligible Employees shall enjoy equal rights and privileges under the plan, and the number of shares granted under Option shall bear a uniform relationship to compensation.
         (b) No Eligible Employee shall be granted an option if, immediately after such Option were granted, such Eligible Employee would own Stock possessing 5% or more of the total combined voting power or value of all classes of stock of The Bank of Glen Burnie. In determining whether the Stock ownership of an Eligible Employee exceeds this 5% limit, the rules of Section 425(d) of the Internal Revenue Code (relating to attribution of stock ownership) shall apply, and Stock which the Eligible Employee may purchase under outstanding Options (whether or not such Options qualify for the special tax treatment of Section 421(a) for the Internal Revenue Code) shall be treated as Stock owned by the Eligible Employee.
         (c) No Eligible Employee shall be granted an Option which permits his right to purchase Stock under all such plans of The Bank of Glen Burnie to accrue at a rate which exceeds in any one calendar year $25,000 of the Fair Market Value of the Stock determined as of the date the Option is granted.

         With respect to any Option, the Board will specify the number of Shares to be made available, the Date of Grant, the terms of the Option, and such terms and conditions not inconsistent with this Plan as may be necessary or appropriate, provided that in no event shall the terms of the Option extend more than 27 months from the Date of Grant.

         In the event of a recapitalization or reclassification affecting Common Stock, the number of Shares which may thereafter be issued under the Plan, the number of Shares under Option at such time, and the Option price will be appropriately adjusted as determined by the Board.



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                             THE BANK OF GLEN BURNIE

                          EMPLOYEE STOCK PURCHASE PLAN
                                  (Continued)


6.       ADMINISTRATION OF THE PLAN
         The Plan shall be administered by the Committee, which shall consist of not less than three members of the Board who are not eligible to participate in the Plan, one of whom shall be designated as Chairman. The Committee is vested with full authority to make, administer, and interpret such equitable rules and regulations regarding the Plan as it may deem advisable, subject to the terms of the Plan. Its determinations as to the interpretation and operation of the Plan shall be final and conclusive.

         The Committee may act by a majority vote at a regular or special meeting or by decision reduced to writing and signed by a majority of the Committee without a meeting.

         Members of the Committee shall be named by the Board. Vacancies shall be filled by the Board.

7.       PROCEDURE FOR GRANT AND ACCEPTANCE OF OPTION
         An Eligible Employee shall be notified by The Bank of Glen Burnie of the Grant of any Option or Options to him. In order to participate in the Plan, the Eligible Employee must sign an Acceptance of Option on a form provided by The Bank of Glen Burnie showing the number of Shares that he elects to purchase, and must deliver it within 30 days after the date appearing on the form to the Secretary or other officer designated in the Option. If an eligible employee elects to accept the option, he must accept an Option to purchase the number of Shares specified in his Option, or a lesser number of shares but in no event less than shares.

         Shares optioned and not accepted, or if accepted, not purchased, shall continue to be available for inclusion in any subsequent Options that may be granted under the Plan.

8.       PURCHASE PRICE
         The purchase price per Share will be an amount equal to the lesser of % of the Fair Market Value of such Share on the Date of Grant or % of the Fair Market Value of such Share on the Date of Exercise; provided, however, and subject to the foregoing, in no event shall the purchase price be less than book value per Share unless the Board in its discretion so determines.

9.       METHOD OF PAYMENT
         Payment for Shares under Options accepted pursuant to the Plan shall be made in a lump sum payment within the term specified by the committee which in no case will be longer than 27 months.


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                             THE BANK OF GLEN BURNIE

                          EMPLOYEE STOCK PURCHASE PLAN
                                   (Continued)


9.       METHOD OF PAYMENT (Continued)
         The Date of Exercise for options accepted under this Plan shall be the date of the lump sum payment.

         Notwithstanding anything to the contrary herein set forth, an Eligible Employee who has accepted an option may at any time prior to the expiration of 30 days after his termination of employment with The Bank of Glen Burnie but in no event after the expiration of a period of 27 months from the Date of Grant, prepay the outstanding amount due.

         For purposes of this Section, an Eligible Employee shall not be deemed to have terminated his employment while he is on military leave, sick leave, furlough, lay-off, or other bona fide leave of absence (including but not limited to temporary employment by the Government) if the period of such leave of absence does not exceed 90 days, or if longer, so long as his right to reemployment with The Bank of Glen Burnie is guaranteed by law or by contract. Where the period of leave exceeds 90 days and where the Eligible Employee's right to reemployment not guaranteed either by law or by contract, such Eligible Employee will be deemed to have terminated his employment on the 91st day of such leave.

         Notwithstanding anything to the contrary herein set forth, no Options granted under the Plan may be exercised prior to such date as may be fixed by the Board of Directors.

10.      RIGHTS AS STOCKHOLDER
         An Eligible Employee will become a stockholder with respect to Shares for which payment has been completed at the Date of Exercise. An Eligible Employee will not have any rights as a stockholder with respect to Shares under Option as provided in the Plan until he has become a stockholder as provided in the Plan. A certificate for the Shares purchased will be issued as soon as practicable after an Eligible Employee becomes a stockholder.

11.      OPTIONS TO PURCHASE SHARES NOT TRANSFERABLE
         Options granted to an Eligible Employee under the plan are exercisable, during such Eligible Employee's lifetime, only by him; such Options may not be sold, transferred (other than by will or the laws of descent and distribution), pledged, or otherwise disposed of or encumbered.


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                             THE BANK OF GLEN BURNIE

                          EMPLOYEE STOCK PURCHASE PLAN
                                   (Continued)


12.      CANCELLATION OF ACCEPTANCE OF OPTION
         At any time prior to, but in no event following, his Date of Exercise, an Eligible Employee who has elected to purchase Shares may cancel his Acceptance of Option as to any or all of such Shares by written notice of cancellation delivered to the officer designated to receive his Acceptance of Option. If an Eligible Employee cancels his Acceptance of option as to only a part of the Shares, he shall make the required payment as provided in Section 9 above with respect to the number of Shares for which his Acceptance of Option is not cancelled.

13.      EFFECT OF FAILURE TO MAKE PAYMENTS WHEN DUE
         Subject to other provisions of the Plan permitting postponement, The Bank of Glen Burnie may treat the failure by an Eligible Employee to make any payment as a cancellation of his Acceptance of Option. In that event, the Eligible Employee will be notified of such cancellation by mailing notice to him at his last known business or home address.

14.      RETIREMENT
         If the employment of an Eligible Employee is terminated by retirement prior to the end of the Option Period, and such Eligible Employee may elect to pay for his Shares within months of his termination of employment by retirement, but in no event later than 27 months after the Date of Grant. The Date of Exercise with respect to his Option shall be the date of such lump sum payment.

15.      DEATH
         If the employment of an Eligible Employee is terminated by death prior to the end of the Option Period, the executors or administrators of such deceased Eligible Employee or any person or persons who shall have acquired the Option directly from such deceased Eligible Employee by bequest or inheritance may elect, at any time within months after such Eligible Employee's death, but in no event after the expiration of a period of 27 months after the Date of Grant (1) to pay the amount due, or (2) to cancel the Eligible Employee's Acceptance of Option in accordance with the provisions of Section 12. In the event an election is made to pay the amount due, the Date of Exercise, with respect to the deceased Eligible Employee's Option, shall be the date on which such payment is made.


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                            THEN BANK OF GLEN BURNIE

                          EMPLOYEE STOCK PURCHASE PLAN

                                   (Continued)


16.      APPLICATION OF FUNDS
         All funds received by The Bank of Glen Burnie in payment for Shares purchased under the Plan may be used for any valid corporate purpose.

17.      NOTICE OF DISPOSITION BY ELIGIBLE EMPLOYEE
         Any Eligible Employee who shall dispose of any Shares received under the Plan within the later of two years from Date of Grant or one year from Date of Exercise shall notify the Cashier of The Bank of Glen Burnie as to the date of disposition, the sale price (if any), and number of Shares involved.

18.      COMMENCEMENT OF PLAN
         The Plan shall not take effect until approved by the holders of the majority of the Shares of the Common Stock of The Bank of Glen Burnie present, in person or by proxy, and entitled to vote at a duly held stockholders' meeting, which approval must occur within the period beginning twelve months before and ending twelve months after the date the Plan is adopted by the Board.

19.      GOVERNMENTAL APPROVALS OR CONSENTS
         The Plan and any Options granted thereunder are subject to any governmental approvals or consent that may be or become applicable in connection therewith. The Board may make such changes in the Plan and include such terms in any Option granted under the Plan as may be necessary or desirable, in the opinion of counsel of The Bank of Glen Burnie to comply with the rules or regulations of any governmental authority, or to be eligible for tax benefits under the Internal Revenue Code or the laws of any state.

20.      AUTHORITY TO AMEND, SUSPEND, OR TERMINATE PLAN
         The Board may, insofar as permitted by law, from time to time, with respect to any Shares at any time not subject to Options, suspend or discontinue the Plan or revise or amend it in any respect whatsoever except that, without the approval of the holders of the majority of the outstanding Shares of Common stock of The Bank of Glen Burnie no such revision or amendment shall change the number of Shares subject to the Plan or permit granting of Options under the Plan to persons other than the employees of The Bank of Glen Burnie. Furthermore, the Plan may not, without the approval of the holders of the majority of the outstanding Shares of the Common Stock of The Bank of Glen Burnie be amended in any manner that will cause Options issued under it to fail to meet the requirements of an Employee Stock Purchase Plan as defined in Section 423 of the Internal Revenue Code.

21.      EMPLOYMENT RIGHTS NOT CONFERRED BY PLAN
         Neither the establishment nor any continuance of the Plan, nor the granting of Options thereunder, shall be construed as conferring any legal rights upon any Eligible Employee or other employee for a continuation of employment, nor shall such establishment, continuance or granting of Options interfere with the rights of The Bank of Glen Burnie to discharge any Eligible Employee or other employee.



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                             THE BANK OF GLEN BURNIE

                          EMPLOYEE STOCK PURCHASE PLAN
                                   (Continued)


20.      AUTHORITY TO AMEND, SUSPEND, OR TERMINATE PLAN
         The Board may, insofar as permitted by law, from Lime to time, with respect to any Shares at any time not subject to Options, suspend or discontinue the Plan or revise or amend it in any respect whatsoever except that, without the approval of the holders of the majority of the outstanding Shares of Common stock of The Bank of Glen Burnie no such revision or amendment shall change the number of Shares subject to the Plan or permit granting of options under the Plan to persons other than the employees of The Bank of Glen Burnie. Furthermore, the Plan may not, without the approval of the holders of the majority of the outstanding Shares of the Common Stock of The Bank of Glen Burnie be amended in any manner that will cause Options issued under it to fail to meet the requirements of an Employee Stock Purchase Plan as defined in Section 423 of the Internal Revenue Code.

21.      EMPLOYMENT RIGHTS NOT CONFERRED BY PLAN
         Neither the establishment nor any continuance of the Plan, nor the granting of Options thereunder, shall be construed as conferring any legal rights upon any Eligible Employee or other employee for a continuation of employment, nor shall such establishment, continuance or granting of Options interfere with the rights of The Bank of Glen Burnie to discharge any Eligible Employee or other employee.